EXHIBIT INDEX



                                      GPU, INC.


                         JERSEY CENTRAL POWER & LIGHT COMPANY
                 EMPLOYEE SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES







          Consent of Independent Accountant                    Exhibit 24



          Report on Audits of Financial Statements             Exhibit 28
             for the Years Ended December 31, 1996
             and 1995

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